SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 8, 2012
(Date of Earliest Event Reported)

DATA CALL TECHNOLOGIES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	333-131948	30-0062823
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Kenrick, Suite B-12, Houston, Texas		77060
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (823) 230-2379

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant

Effective June 4, 2012, Data Call Technology, Inc. (“Data Call” or the “Company”) dismissed its prior audit firm, McConnell & Jones, LLP ("MCJ").

The change in accountants was not a result of any dissatisfaction with the quality of professional services rendered by MCJ. The decision to change registered public accounting firms and the appointment of a new registered public accounting firm was made by the Company’s Board of Directors.

MCJ issued its auditor’s report on the Company's financial statements for the year ended December 31, 2011, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, MCJ’s audit report on the Company’s financial statements for the year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2011 and any subsequent interim period through June 4, 2012, the date of dismissal of MCJ, there were no disagreements with MCJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MCJ’s satisfaction, would have caused MCJ to make reference to the subject matter of the disagreements in connection with their report on the Company’s financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided MCJ with a copy of the disclosure in the preceding two paragraphs and requested in writing that MCJ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. MCJ provided a letter, dated June 8, 2012 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm as Principal Accountant

Effective June 4, 2012, the Company engaged Michael F. Cronin, CPA (“MFC") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Prior to that date, neither the Company nor anyone on its behalf consulted with MFC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by MFC, nor did MFC provide either a written report or oral advice that MFC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Call Technologies, Inc.
By: /s/ Timothy E. Vance

Date: June 8, 2012